EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2022 Financial Results

SAN RAFAEL, Calif., April 21, 2022 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the first quarter 2022 of $22.6 million and diluted earnings per common share ("EPS") of $0.84. First quarter 2022 results compare to net income of $21.7 million and EPS of $0.81 for the fourth quarter 2021.

"Westamerica is well positioned for rising interest rates. The Company’s interest-earning assets include meaningful amounts of instruments with variable interest rates, and average checking and savings deposits represented ninety-eight percent of the Company’s deposit base for the first quarter 2022, demonstrating minimal reliance on higher-costing time deposits. Operating expenses remained well managed in the first quarter 2022, delivering fifty-five percent of revenue to pre-tax income. Credit quality remained solid with nonperforming loans of $915 thousand at March 31, 2022,” said Chairman, President and CEO David Payne. “First quarter 2022 results generated an annualized 11.8 percent return on average common equity. Shareholders were paid a $0.42 per common share dividend during the first quarter 2022, representing fifty percent of diluted earnings per share,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $43.8 million for the first quarter 2022, compared to $43.1 million for the fourth quarter 2021. Interest income on Paycheck Protection Program (“PPP”) loans was $849 thousand for the first quarter 2022, compared to $1.2 million for the fourth quarter 2021.

Interest-earning assets with variable interest rates at March 31, 2022 included $1.6 billion in collateralized loan obligations for which interest rates reset quarterly, and $922 million in interest-bearing cash balances for which the interest rate changes concurrently with Federal Open Market Committee adjustments to the federal funds rate.

At March 31, 2022, nonperforming loans totaled $915 thousand and the allowance for credit losses on loans was $22.9 million.

Noninterest income for the first quarter 2022 totaled $11.6 million, compared to noninterest income for the fourth quarter 2021 of $10.8 million. Noninterest income for the first quarter 2022 included a $1.2 million reconciling payment from a payments network.

Noninterest expenses for the first quarter 2022 was $24.9 million compared to $23.9 million for the fourth quarter 2021; the higher first quarter noninterest expenses were primarily the seasonal increase in payroll taxes, wage and salary adjustments to comply with California minimum wage laws, and higher estimated operating losses on limited partnership investments in low-income housing properties.

The fully-tax equivalent (FTE) tax rate for the first quarter 2022 was 25.9 percent, compared to 27.7 percent for the fourth quarter 2021; the lower first quarter tax rate is primarily attributable to higher estimated tax credits from limited partnership investments in low-income housing properties.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2021 filed on Form 10-K and quarterly report for the quarter ended September 30, 2021 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information April 21, 2022
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2022

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'2022	Q1'2021	Change	Q4'2021

Net Interest and Fee Income (FTE)	$43,807	$42,583	2.9%	$43,117
Provision for Credit Losses	-	-	n/m	-
Noninterest Income(1)	11,576	10,189	13.6%	10,842
Noninterest Expense	24,875	24,906	-0.1%	23,912
Income Before Taxes (FTE)	30,508	27,866	9.5%	30,047
Income Tax Provision (FTE)	7,892	7,719	2.2%	8,327
Net Income	$22,616	$20,147	12.3%	$21,720

Average Common Shares Outstanding	26,870	26,821	0.2%	26,866
Diluted Average Common Shares	26,885	26,842	0.2%	26,875

Operating Ratios:
Basic Earnings Per Common Share	$0.84	$0.75	12.0%	$0.81
Diluted Earnings Per Common Share	0.84	0.75	12.0%	0.81
Return On Assets (a)	1.24%	1.23%		1.17%
Return On Common Equity (a)	11.8%	11.1%		11.2%
Net Interest Margin (FTE) (a)	2.51%	2.74%		2.49%
Efficiency Ratio (FTE)	44.9%	47.2%		44.3%

Dividends Paid Per Common Share	$0.42	$0.41	2.4%	$0.42
Common Dividend Payout Ratio	50%	55%		52%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'2022	Q1'2021	Change	Q4'2021

Interest and Fee Income (FTE)	$44,287	$43,058	2.9%	$43,621
Interest Expense	480	475	1.1%	504
Net Interest and Fee Income (FTE)	$43,807	$42,583	2.9%	$43,117

Average Earning Assets	$6,998,234	$6,244,622	12.1%	$6,919,528
Average Interest-
Bearing Liabilities	3,546,146	3,130,227	13.3%	3,468,111

Yield on Earning Assets (FTE) (a)	2.54%	2.77%		2.52%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	2.51%	2.74%		2.49%
Interest Expense/
Interest-Bearing Liabilities (a)	0.05%	0.06%		0.06%
Net Interest Spread (FTE) (a)	2.49%	2.71%		2.46%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'2022	Q1'2021	Change	Q4'2021

Total Assets	$7,406,321	$6,650,164	11.4%	$7,334,977
Total Earning Assets	6,998,234	6,244,622	12.1%	6,919,528
Total Loans	1,029,724	1,251,540	-17.7%	1,097,698
Total Commercial Loans	207,901	395,473	-47.4%	259,007
Paycheck Protection Program (PPP) Loans	35,871	188,971	-81.0%	68,870
Commercial Loans	172,030	206,502	-16.7%	190,137
Commercial RE Loans	524,040	559,191	-6.3%	538,177
Consumer Loans	297,783	296,876	0.3%	300,514
Total Investment Securities	4,947,846	4,440,621	11.4%	4,866,476
Debt Securities Available For Sale	4,655,983	3,947,549	17.9%	4,533,494
Debt Securities Held To Maturity	291,863	493,072	-40.8%	332,982
Total Interest-Bearing Cash	1,020,664	552,461	84.7%	955,354

Loans/Deposits	16.1%	21.8%		17.3%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'2022	Q1'2021	Change	Q4'2021

Total Deposits	$6,393,458	$5,748,070	11.2%	$6,349,137
Noninterest Demand	3,005,065	2,713,632	10.7%	3,022,787
Interest-Bearing Transaction	1,265,100	1,130,760	11.9%	1,245,385
Savings	1,980,092	1,746,815	13.4%	1,934,220
Time greater than $100K	64,172	71,241	-9.9%	65,920
Time less than $100K	79,029	85,622	-7.7%	80,825
Total Short-Term Borrowings	157,753	95,575	65.1%	141,761
Other Borrowed Funds	-	214	-100.0%	-
Shareholders' Equity	776,225	735,496	5.5%	766,358

Demand Deposits/
Total Deposits	47.0%	47.2%		47.6%
Transaction & Savings
Deposits / Total Deposits	97.8%	97.3%		97.7%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'2022
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,998,234	$44,287	2.54%
Total Loans (FTE)	1,029,724	13,038	5.14%
Total Commercial Loans (FTE)	207,901	2,843	5.55%
PPP Loans	35,871	849	9.60%
Commercial Loans (FTE)	172,030	1,994	4.70%
Commercial RE Loans	524,040	6,731	5.21%
Consumer Loans	297,783	3,464	4.72%
Total Investments (FTE)	4,947,846	30,770	2.49%
Total Debt Securities Available For Sale (FTE)	4,655,983	28,862	2.48%
Corporate Securities	2,701,476	18,488	2.74%
Collateralized Loan Obligations	1,464,266	7,045	1.92%
Agency Mortgage Backed Securities	385,900	2,256	2.34%
Obligations of States and Political Subdivisions (FTE)	89,998	694	3.08%
Other Debt Securities Available For Sale (FTE)	14,343	379	10.56%
Total Debt Securities Held To Maturity (FTE)	291,863	1,908	2.61%
Agency Mortgage Backed Securities	141,733	646	1.82%
Obligations of States and Political Subdivisions (FTE)	150,130	1,262	3.36%
Total Interest-Bearing Cash	1,020,664	479	0.19%

Interest Expense Paid
Total Earning Assets	6,998,234	480	0.03%
Total Interest-Bearing Liabilities	3,546,146	480	0.05%
Total Interest-Bearing Deposits	3,388,393	452	0.05%
Interest-Bearing Transaction	1,265,100	88	0.03%
Savings	1,980,092	283	0.06%
Time less than $100K	79,029	40	0.21%
Time greater than $100K	64,172	41	0.26%
Total Short-Term Borrowings	157,753	28	0.07%

Net Interest Income and
Margin (FTE)		$43,807	2.51%

	(dollars in thousands)
	Q1'2021
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,244,622	$43,058	2.77%
Total Loans (FTE)	1,251,540	14,684	4.76%
Total Commercial Loans (FTE)	395,473	4,005	4.11%
PPP Loans	188,971	1,853	3.98%
Commercial Loans (FTE)	206,502	2,152	4.23%
Commercial RE Loans	559,191	7,341	5.32%
Consumer Loans	296,876	3,338	4.56%
Total Investments (FTE)	4,440,621	28,236	2.54%
Total Debt Securities Available For Sale (FTE)	3,947,549	25,190	2.55%
Corporate Securities	2,028,885	15,417	3.04%
Collateralized Loan Obligations	1,187,138	6,171	2.08%
Agency Mortgage Backed Securities	599,690	2,409	1.61%
Obligations of States and Political Subdivisions (FTE)	102,742	824	3.21%
Other Debt Securities Available For Sale (FTE)	29,094	369	5.07%
Total Debt Securities Held To Maturity (FTE)	493,072	3,046	2.47%
Agency Mortgage Backed Securities	228,768	900	1.57%
Obligations of States and Political Subdivisions (FTE)	264,304	2,146	3.25%
Total Interest-Bearing Cash	552,461	138	0.10%

Interest Expense Paid
Total Earning Assets	6,244,622	475	0.03%
Total Interest-Bearing Liabilities	3,130,227	475	0.06%
Total Interest-Bearing Deposits	3,034,438	459	0.06%
Interest-Bearing Transaction	1,130,760	89	0.03%
Savings	1,746,815	250	0.06%
Time less than $100K	85,622	42	0.20%
Time greater than $100K	71,241	78	0.44%
Total Short-Term Borrowings	95,575	16	0.07%
Other Borrowed Funds	214	-	0.35%

Net Interest Income and
Margin (FTE)		$42,583	2.74%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'2022	Q1'2021	Change	Q4'2021

Service Charges on Deposits	$3,582	$3,304	8.4%	$3,580
Merchant Processing Services	2,623	2,560	2.5%	3,000
Debit Card Fees(1)	2,872	1,601	79.4%	1,727
Trust Fees	843	801	5.2%	844
ATM Processing Fees	451	601	-25.0%	488
Other Service Fees	449	469	-4.2%	449
Financial Services Commissions	117	70	67.1%	96
Other Noninterest Income	639	783	-18.4%	658
Total Noninterest Income	$11,576	$10,189	13.6%	$10,842

Total Revenue (FTE)	$55,383	$52,772	4.9%	$53,959
Noninterest Income/Revenue (FTE)	20.9%	19.3%		20.1%
Service Charges/Avg. Deposits (a)	0.23%	0.23%		0.22%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.36	$7.98	4.8%	$7.97

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'2022	Q1'2021	Change	Q4'2021

Salaries & Benefits	$11,920	$12,665	-5.9%	$11,436
Occupancy and Equipment	4,746	4,880	-2.7%	4,692
Outsourced Data Processing	2,437	2,390	2.0%	2,357
Professional Fees	736	942	-21.9%	757
Courier Service	582	504	15.5%	572
Amortization of
Identifiable Intangibles	64	69	-7.2%	65
Other Noninterest Expense	4,390	3,456	27.0%	4,033
Total Noninterest Expense	$24,875	$24,906	-0.1%	$23,912

Noninterest Expense/
Avg. Earning Assets (a)	1.44%	1.62%		1.37%
Noninterest Expense/Revenues (FTE)	44.9%	47.2%		44.3%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q1'2022	Q1'2021	Change	Q4'2021

Average Total Loans	$1,029,724	$1,251,540	-17.7%	$1,097,698

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$23,514	$23,854	-1.4%	$23,882
Provision for Credit Losses	-	-	n/m	-
Net ACLL (Losses)	(589)	(371)	58.8%	(368)
End of Period ACLL	$22,925	$23,483	-2.4%	$23,514
Gross ACLL Recoveries /
Gross ACLL Losses	51%	60%		64%
Net ACLL Losses /
Avg. Total Loans (a)	0.23%	0.12%		0.13%

	(dollars in thousands)
			%
	3/31/22	3/31/21	Change	12/31/21
Allowance for Credit Losses on Loans	$22,925	$23,483	-2.4%	$23,514
Allowance for Credit Losses on
HTM Securities(2)	7	9	-22.3%	7
Total Allowance for Credit Losses	$22,932	$23,492	-2.4%	$23,521

Allowance for Unfunded
Credit Commitments	$201	$101	99.3%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/22	3/31/21	Change	12/31/21
Nonperforming Loans:
Nonperforming Nonaccrual	$63	$402	-84.3%	$265
Performing Nonaccrual	421	3,569	-88.2%	427
Total Nonaccrual Loans	484	3,971	-87.8%	692
90+ Days Past Due Accruing Loans	431	132	226.5%	339
Total Nonaccrual Loans	$915	$4,103	-77.7%	$1,031

Total Loans Outstanding	$1,002,514	$1,293,756	-22.5%	$1,068,126

Total Assets	7,306,417	6,912,481	5.7%	7,461,026

Loans:
Allowance for Credit Losses on Loans	$22,925	$23,483	-2.4%	$23,514
Allowance for Credit Losses on Loans /
Loans	2.29%	1.82%		2.20%
Nonperforming Loans/Total Loans	0.09%	0.32%		0.10%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/22	3/31/21	Change	12/31/21

Shareholders' Equity	$701,744	$812,132	-13.6%	$827,102
Total Assets	7,306,417	6,912,481	5.7%	7,461,026
Shareholders' Equity/
Total Assets	9.60%	11.75%		11.09%
Shareholders' Equity/
Total Loans	70.00%	62.77%		77.43%
Tangible Common Equity Ratio	8.06%	10.15%		9.60%
Common Shares Outstanding	26,883	26,864	0.1%	26,866
Common Equity Per Share	$26.10	$30.23	-13.7%	$30.79
Market Value Per Common Share	60.50	62.78	-3.6%	57.73

	(shares in thousands)
			%
	Q1'2022	Q1'2021	Change	Q4'2021
Share Repurchase Programs:
Total Shares Repurchased	3	4	n/m	-
Average Repurchase Price	$58.66	$61.09	n/m	$-
Net Shares (Issued)	(17)	(57)	n/m	-

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/22	3/31/21	Change	12/31/21
Assets:
Cash and Due from Banks	$1,037,593	$866,457	19.8%	$1,132,085

Debt Securities Available For Sale:
Corporate Securities	2,547,118	2,149,366	18.5%	2,746,735
Collateralized Loan Obligations	1,616,584	1,157,452	39.7%	1,386,355
Agency Mortgage Backed Securities	363,181	577,490	-37.1%	411,726
Obligations of States and Political Subdivisions (FTE)	89,595	106,117	-15.6%	93,920
Other Debt Securities Available For Sale (FTE)	110	145	-24.0%	119
Total Debt Securities Available For Sale	4,616,588	3,990,570	15.7%	4,638,855

Debt Securities Held To Maturity:
Agency Mortgage Backed Securities	133,754	213,730	-37.4%	148,390
Obligations of States and Political Subdivisions (FTE)(2)	146,766	255,539	-42.6%	158,006
Total Debt Securities Held To Maturity(2)	280,520	469,259	-40.2%	306,396

Loans	1,002,514	1,293,756	-22.5%	1,068,126
Allowance For Credit Losses on Loans	(22,925)	(23,483)	-2.4%	(23,514)
Total Loans, net	979,589	1,270,273	-22.9%	1,044,612

Premises and Equipment, net	30,626	32,216	-4.9%	31,155
Identifiable Intangibles, net	771	1,035	-25.5%	835
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	239,057	160,998	48.5%	185,415

Total Assets	$7,306,417	$6,912,481	5.7%	$7,461,026

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$3,000,268	$2,798,542	7.2%	$3,069,080
Interest-Bearing Transaction	1,279,165	1,179,484	8.5%	1,260,869
Savings	1,984,719	1,791,636	10.8%	1,940,395
Time	141,722	154,171	-8.1%	143,612
Total Deposits	6,405,874	5,923,833	8.1%	6,413,956

Short-Term Borrowed Funds	124,442	95,479	30.3%	146,246
Other Borrowed Funds	-	1,681	-100.0%	-
Other Liabilities	74,357	79,356	-6.3%	73,722
Total Liabilities	6,604,673	6,100,349	8.3%	6,633,924

Shareholders' Equity:
Common Equity:
Paid-In Capital	472,470	469,885	0.6%	471,043
Accumulated Other
Comprehensive Income	(88,300)	68,901	n/m	49,664
Retained Earnings	317,574	273,346	16.2%	306,395
Total Shareholders' Equity	701,744	812,132	-13.6%	827,102

Total Liabilities and
Shareholders' Equity	$7,306,417	$6,912,481	5.7%	$7,461,026

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'2022	Q1'2021	Change	Q4'2021
Interest & Fee Income:
Loans	$12,942	$14,581	-11.2%	$13,124
Equity Securities	128	110	16.4%	129
Debt Securities Available For Sale	28,566	24,889	14.8%	27,598
Debt Securities Held To Maturity	1,644	2,598	-36.7%	1,824
Interest-Bearing Cash	479	138	247.1%	366
Total Interest & Fee Income	43,759	42,316	3.4%	43,041

Interest Expense:
Transaction Deposits	88	89	-1.1%	95
Savings Deposits	283	250	13.2%	282
Time Deposits	81	120	-32.5%	102
Short-Term Borrowed Funds	28	16	75.0%	25
Total Interest Expense	480	475	1.0%	504

Net Interest Income	43,279	41,841	3.4%	42,537

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges	3,582	3,304	8.4%	3,580
Merchant Processing Services	2,623	2,560	2.5%	3,000
Debit Card Fees(1)	2,872	1,601	79.4%	1,727
Trust Fees	843	801	5.2%	844
ATM Processing Fees	451	601	-25.0%	488
Other Service Fees	449	469	-4.2%	449
Financial Services Commissions	117	70	67.1%	96
Other Noninterest Income	639	783	-18.4%	658
Total Noninterest Income	11,576	10,189	13.6%	10,842

Noninterest Expense:
Salaries and Benefits	11,920	12,665	-5.9%	11,436
Occupancy and Equipment	4,746	4,880	-2.7%	4,692
Outsourced Data Processing	2,437	2,390	2.0%	2,357
Professional Fees	736	942	-21.9%	757
Courier Service	582	504	15.5%	572
Amortization of Identifiable Intangibles	64	69	-7.2%	65
Other Noninterest Expense	4,390	3,456	27.0%	4,033
Total Noninterest Expense	24,875	24,906	-0.1%	23,912

Income Before Income Taxes	29,980	27,124	10.5%	29,467
Income Tax Provision	7,364	6,977	5.5%	7,747
Net Income	$22,616	$20,147	12.3%	$21,720

Average Common Shares Outstanding	26,870	26,821	0.2%	26,866
Diluted Common Shares Outstanding	26,885	26,842	0.2%	26,875

Per Common Share Data:
Basic Earnings	$0.84	$0.75	12.0%	$0.81
Diluted Earnings	0.84	0.75	12.0%	0.81
Dividends Paid	0.42	0.41	2.4%	0.42

Footnotes and Abbreviations:

(1)The Company received a $1.2 million reconciling payment from a payments network in the first quarter 2022.

(2)Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $7 thousand at March 31, 2022 and December 31, 2021 and $9 thousand at March 31, 2021.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized